As filed with the Securities and Exchange Commission on November 21, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2003

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24647 (Commission File Number)	77-0328533 (I.R.S. Employer Identification No.)

4988 Great America Pkway, Santa Clara, CA (Address of Principal Executive Offices)	95054 (Zip Code)

408/235-5500
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 3.3

Item 5. Other Events.

     Terayon Communication Systems, Inc. (the “Company”) is filing its Amended and Restated Certificate of Incorporation, Amendment to the Amended and Restated Certificate of Incorporation and Bylaws as Exhibits 3.1, 3.2 and 3.3, respectively, to this report, and they are incorporated by reference into this report and into the registration statements filed by the Company under the Securities Exchange Act of 1933, as amended.

     In accordance with Article XI of the Company’s Bylaws filed herewith, the Company shall indemnify its directors and executive officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the Company may modify the extent of such indemnification by individual contracts with its directors or executive officers; and, provided, further, that the Company shall not be required to indemnify any director or executive officer in connection with any proceeding initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the board of directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Delaware General Corporation Law, or (iv) such indemnification is required to be made pursuant to certain other circumstances as set forth in the Bylaws. The Company has the power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law. The Company has the power to advance, prior to final disposition of any proceeding, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking that such person will repay said amounts if it shall be determined ultimately that such person is not entitled to indemnification. No advance shall be made by the Company if a determination is reasonably and promptly made (i) by the board of directors of the Company by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

Item 7. Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant

3.3	Bylaws of the Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERAYON COMMUNICATION SYSTEMS, INC.

By:	/s/ Edward Lopez Edward Lopez
Senior Vice President, General Counsel and Human Resources

Date:      November 21, 2003

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant

3.3	Bylaws of the Registrant.